                                                                Exhibit 10.10

                    E M P L O Y M E N T  A G R E E M E N T
                    --------------------------------------

Employee is not bound by collective labor agreement.

PARTIES:

The undersigned:

Pharmaceutical Research Associates, Inc. (PRA) established at 1290 Trail,
----------------------------------------------                -----------
Charlottesville, Virginia  22901-1736 U.S.A. herein called "employer"
--------------------------------------------

and

Joachim Vollmar living at Brucknerstrasse 4, D-6940 Weinheim, Germany hereafter
---------------           -------------------------------------------
called "employee"

declare to have entered into the following contract of employment:

1.0.    POSITION AND DUTIES.
        -------------------

1.1. Employee enters the employment of employer as Managing Director PRA Europe starting on 1 October 1992 and agrees to perform to the best of his abilities all the duties which may reasonably be assigned to him by or on behalf of employer and which are connected with employer's business, and to follow thereby the directions which shall be given to him by or on behalf of employer.

1.2. Employee is responsible for all aspects of PRA's European operations, including organization, personnel, financial performance, marketing, strategic planning, operations, and European locations. The position will report to Raymond Rugloski or his assignee.

1.3. Employer expects that the employee will succeed in establishing PRA as a premier contract research organization serving both the clinical research needs within Europe and, in cooperation with PRA, Inc., the international requirements of our sponsors. PRA expects that the employee will understand the nature of the evolving regulatory environment in Europe and will adapt PRA's services to meet certain unique needs. The employee must ensure that, in addressing sponsors' needs in Europe, PRA maintains high standards of business ethics and performance.

1.4.    Employee is specifically responsible for:

1.4.1.  Establishment of annual budgets for revenues and expenses.

1.4.2. Accomplishment of profit objectives (including decision-making authority for all spending decisions within the limits of the budget).

1.4.3. Development and implementation of strategic plans regarding target clients, services, locations, staffing, etc., necessary for PRA to achieve in goals in Europe.

1.4.4.  Development of annual objectives for PRA Europe.

1.4.5.  Staffing of all European positions.

1.4.6. Marketing and sales in Europe (including generation of proposals). The employee is expected to take a leading role in this area until a full-time marketing/sales person is hired; the employee will continue to play an active role even after this individual is hired.

1.4.7. Participation in meetings of PRA's senior management team to discuss all issues of global or strategic importance. This involves at least semi-annual visits to PRA, Inc.

1.4.8. Adherence to the corporate philosophy and commitments stated in PRA's Mission Statement and Ten Commandments. (Deviations may be necessitated by a different cultural or business environment in Europe that may require a modified Mission statement for PRA in Europe, however, any modification must be agreed upon PRA, Inc.'s senior management team.)

1.4.9. Capital spending on facilities, with the exceptions of computer software and hardware. (Computer decisions must be coordinated with PRA, Inc., to maintain continuity and compatibility with PRA's worldwide systems.)

1.5. Employee will be appointed as a member of the management board of PRA BV and expected to act in accordance with its Articles of Association, a copy of which will be provided to the employee.

1.6. Employee will be appointed as a business manager (Geschaftsfuhrer) of PRA GmbH when it is established and expected to act in accordance with its Articles of Association, a copy of which will be provided to the employee.

2.0.    DURATION OF CONTRACT.
        --------------------

2.1. This contract of employment is initially for a period of five (5) years starting 1 October 1992 and ending 30 September 1997, and will renew for an indefinite period of time unless either party provides written notice at least nine (9) months before the 30 September 1997.

2.2. This agreement will terminate is any case, without notice being required, on the first day of the month following the month in which the employee reaches the age of 65 years.

2.3. This notice can be terminated forthwith and without notice if an urgent cause for summary dismissal should occur.

3.0.    NOTICE AND TERMINATION.
        ----------------------

3.1. After the initial five (5) years of employment, this agreement can be terminated by either party with due observance of a term of notice of nine (9) months.

3.2. This notice can be terminated forthwith and without notice if an urgent cause for summary dismissal should occur.

4.0.    COMPENSATION, BONUSES, HOLIDAYS, STOCK AND MISCELLANEOUS.
        --------------------------------------------------------

4.1. At the date of entering into this agreement as a full-time employee the gross annual salary is DM 215,000 payable in twelve equal monthly amounts no later than the last day of each calendar month. Interim performance evaluations will be written at six months and compensation will be reviewed upon employee's one-year anniversary date.

4.2. Every year in the month of June a summer allowance will be paid equal to one-twelfth of the gross annual salary.

4.3. Every year in the month of November a Christmas allowance will be paid equal to one-twelfth of the gross annual salary.

4.4. Employee will be entitled to a vacation of thirty (30) working days per year.

4.5.    Employee will be entitled to standard national holidays.

4.6. A car will be provided for employee's exclusive use. (The details regarding how this benefit is typically provided in Germany are now being pursued and will be provided to employee.)

4.7. One thousand (1000) shares of PRA stock options will be granted to employee and vested over four years at a rate of 25% per year, beginning with employee's date of full-time employment. Shares are subject to PRA's Stockholders Agreement.

4.8. Upon employee's acceptance and start of full-time employment employee will be nominated to PRA, Inc.'s Board of Directors and become a part of PRA's senior management team.

4.9. Compensation and employee benefits will become effective as of the start date of full-time employment.

5.0.    HEALTH, UNEMPLOYMENT, AND WORKER'S COMPENSATION INSURANCE.
        ---------------------------------------------------------

5.1. Employer will pay the amount provided by German law for employee's health insurance (presently DM 240/month) and employee pays balance.

5.2. Employer will contribute to employee's unemployment insurance per the German social security system which presently provides for the employer and the employee to pay one-half of the contribution up to a government specified maximum.

5.3. Employer will pay the contribution to the workmen's compensation insurance as mandated by the German social security system.

6.0.    DISABILITY INSURANCE.
        --------------------

        Where not provided by national coverage, employer will provide employee disability insurance coverage to the amounts shown below.

6.1.    In case of disability due to illness:
                100% salary for first 8 months
                50% salary for next 6 months
                400% monthly salary in case of death

6.2.    In case of disability due to accident:
                DM 300,000 in case of death
                DM 300,000 in case of permanent disability pro rata share in case of partial disability permanent or partial disability shall be determined by the German social security system or mutually acceptable physician.

        Coverage will be provided for both employee and spouse.

6.3. Employee will not be entitled to the supplement referred to in paragraphs 6.1. and 6.2. of this article if and in so far employee can claim compensation from a third party on account of loss of wages in connection with his disability. In the latter case employer will pay the supplement only by way of advance on the compensation to be received from the third party, and upon assignment of the employee's right to the compensation to the extent of the advances paid by employer. The advances will be settled by employer to the extent that recovery takes place.

7.0.    LIFE INSURANCE.
        --------------

        Employer will assume the premiums of the employee's existing life insurance policies with Hannoversche/Leben: policy #7002-0123, premium cost is 2.400,000 DM; policy #7022-1068, premium cost is 600,00 DM.

8.0.    PENSION INSURANCE "AUSSERTARIFLICH ANGESTELLTER".
        ------------------------------------------------

        Employer will contribute to pension insurance scheme per the German social security system. Employer will also provide employee with pension insurance, commonly called "ruckdeckungsveralscherung", in accordance with German national and industry standards for highly compensated employees. Such insurance to be at age 65, death, or upon permanent disability.

9.0.    DUTY OF SECRECY.
        ---------------

9.1. Employee shall not, during the continuance of the employment or after the employment has ended for whatever reason, disclose in any manner to whomsoever (including other members of employer's staff, unless this/these staff member(s) must be informed in connection with their work in the employment of employer and then only upon the expressed authorization to do so by the employer) any information of a confidential nature concerning the business of employer and other companies of the group, which may have become known to employee by reason of his work for employer, and which he knows or should know the confidential character.

9.2. If employee should act contrary to his obligations on account of the provision of paragraph 1 of this article, employee will, without any notice of default being required, have to pay employer liquidated damages for each breach thereof, amounting to three (3) times employee's last gross monthly salary, notwithstanding employer's right to claim full compensation instead of liquidated damages.

10.0.   DOCUMENTS.
        ---------

10.1. Employee will be forbidden to have or to keep in his private possession any documents or correspondence or copies thereof in any manner whatsoever, which are in his hands by reason of his work for employer, except in so far as and so long as such is required for the performance of his duties for employer. In any case employee shall, forthwith and without request being made thereto, return to employer such documents, correspondence or copies thereof at the expiry of the employment or at his retirement from active service for whatever reason.

11.0.   MEMBERSHIPS AND PUBLICATIONS.
        ----------------------------

11.1. Employee is encouraged to maintain memberships in scientific societies, e.g., International Biometric Society, GMDS, and DIA.

11.2. Employee is encouraged to maintain membership in the Kommission B4 at the BGA.

11.3. Employee is encourage to continue as the editor of the two book series, Blometrie and Blometrie in der Pharmazeuishcen

        Industrie, and as the coeditor of the Biometrie und Infomatick in Medizin und Biologie.

12.0.   OBLIGATION NOT TO COMPETE DURING EMPLOYMENT AND PROHIBITION OF SECONDARY
        ------------------------------------------------------------------------
        OCCUPATION.
        ----------

12.1. Employee shall not be allowed to be engaged, whether or not against payment and for his own account or for account of third parties, in a field similar to or otherwise competing with that of employer, or to be involved in activities in such a field in any manner whatsoever.

12.2. Employee will refrain from accepting other paid work or secondary occupation in addition to his work under the present agreement, unless he has obtained employer's prior written consent thereto.

13.0.   RESTRAINT OF COMPETITION AFTER EXPIRY OF THE CONTRACT.
        -----------------------------------------------------

13.1. Employee shall not during a period of one (1) year after expiry of this employment agreement be engaged or involved in any manner, either directly or indirectly, and for his own account or for account of third parties, in any company which carries on activities in a field similar to or otherwise competing with that of the employer, or act as intermediary thereby in whatever form, either directly or indirectly.

        This obligation applies to work or involvement of employee as aforementioned in any geographically distinct area of the world where employer provides service(s).

13.2. If employee should act contrary to his obligations on account of the provision of paragraph 1 of this article, he will, without any notice of default being required, have to pay employer liquidated damages for every breach thereof, the amount of which will be three (3) times the last gross monthly salary of employee, as well as liquidated damages equal to one/sixth part of his last gross annual salary for each day the breach continues after notice of the discovery thereof has been given by employer, notwithstanding employer's right to claim full compensation instead of liquidated damages.

13.3. Should the constraints of paragraph 13.1. prevent employee from securing reasonable employment, then employer agrees to reach a reasonable compromise with employee and/or provide a reasonable compensation during the period specified in paragraph 13.1.

14.0.   GIFTS.
        -----

14.1. Without employer's prior consent employee will be forbidden to accept or to stipulate in any connection with the performance of his duties any commission, favor or compensation in whatever form, or gifts, in any manner, directly or indirectly, from customers, suppliers or other third parties during the continuance of his employment.

14.2. The provision of paragraph 1 of this article does not apply in so far as it concerns usual business gifts of small value, i.e., DM 100. or less.

15.0.   RULES AND REGULATIONS.
        ---------------------

15.1. The provision of the (company) rules and regulations apply to this agreement, a copy of which is attached to this agreement. Employer reserves the right to delete, alter or amend said rules and regulations at the employer's discretion.

15.2. Employee will be reimbursed for expenses employee incurs on behalf of employer, provided such expenses are in accordance with employer's guidelines for reimbursable expenses or otherwise explicitly approved expenditures.

15.3. Should employer request, employee agrees to a physical examine every three (3) years.

16.0.   APPLICABLE LAW.
        --------------

16.1. This agreement will be governed by the laws of the state of Virginia, in the United States of America.

        Thus agreed and executed in duplicate and signed at Mannheim on
                                                            --------
        April 14, 1992.
        --------------

--------------------------------------------------------------------------------

PHARMACEUTICAL RESEARCH                         JOACHIM VOLLMAR
ASSOCIATES, INC.

/s/ Raymond J. Rugloski                         /s/ Joachim Vollmar
------------------------                        ----------------------
(Authorized Signature)                          (Employee's Signature)


Name:  Raymond J. Rugloski
       -------------------

Title: President/CEO
       -------------------

Date:  20-03-1992                               Date:  14-04-1992
       -------------------                             ----------

                               MISSION STATEMENT

PRA will be the provider of choice for premium-quality, timely services to the world-wide pharmaceutical, biotechnological, and medical device communities. In the performance of our work, we will conduct ourselves to the highest standards of business ethics. Our goal is to set the standard by which quality is measured.

THE TEN COMMANDMENTS OF PRA

1.   Be ethical and act with integrity.

2.   Deliver high-quality products on time.

3. Attract, hire and retain competent self-motivated people and provide the environment that will allow them to achieve their full potential.

4.   Expand client base and provide a full-line of services world-wide.

5.   Be sensitive to employee needs while maintaining PRA objectives.

6. Prepare necessary human, technical, and physical resources in time to meet demand.

7.   Maintain a positive, family-like atmosphere.

8. Support aggressive growth through profits and outside capital (debt & equity).

9.   Work with clients, not just for them.

10.  Establish open and effective communications throughout the company.

                                     Pharmaceutical
                                     Research
                                     Associates, Inc.

                             EMPLOYMENT AGREEMENT

                         Amendment 1 - October 1, 1992

Pharmaceutical Research Associates, Inc. (Employer) agrees to appoint Joachim Vollmar (Employee) as a Managing Director (Geschaftsfuhrer) of Pharmaceutical
                                           ---------------
Research Associates GmbH and Employee agrees to abide by the following limitations on authority:

1. Employee will obtain written approval of Raymond J. Rugloski or his assignee for managerial resolutions with respect to any one or more of the following matters:

     a. the acquiring, alienating, encumbering, leasing, letting and in any other way obtaining and giving of registered property;

     b. entering into agreements whereby the company is granted credit by a bank;

     c. lending and borrowing money, with the exception of acquiring money under a credit already granted to the company by a bank;

     d. long term direct or indirect co-operation with another company and the termination of such co-operation;

     e. direct or indirect participation in the capital of another company and changing the size of such a participation;

     f.   investments;

     g.   the pledge of, and the fiduciary transfer of title of movable assets;

     h. the entering into agreements by which the company binds itself as guarantor or as severally-liable co-debtor, or otherwise guarantees or agrees to bind itself as security for a debt of a third party;

     i.   appointing staff members as managing directors (Geschaftshuhrer) and
                                                          ---------------
          determining their authority and title;

     j.   making legal settlements;

     k. being a party to legal proceedings which shall include the conducting of arbitration proceedings, with the exception of taking legal measurers which cannot be delayed;

     l. making and changing employment agreements, as a result of which remuneration is granted, the amount of which per year exceeds the maximum amount to be determined by Employer and to be provided in writing;

     m. establishing pension plans and granting pension rights in excess of those arising from existing arrangements.

2. Employer may determine that a resolution as referred to in paragraph 1 shall not require its approval if the amount involved does not exceed a value to be fixed by Employer and to be stated in writing.

3. Employer may from time-to-time add, modify, or delete resolutions referred to in paragraph 1, said additions, modifications, or deletions to be stated in writing.

4. Employee shall comply with instructions regarding the general lines of the financial, social, economic, and employment policies to be given by Employer.

Thus agreed and executed in duplicate at Charlottesville, Virginia on October 28, 1992.

--------------------------------------------------------------------------------

PHARMACEUTICAL RESEARCH                         JOACHIM VOLLMAR
ASSOCIATES, INC.

/s/ Raymond J. Rugloski                         /s/ Joachim Vollmar
--------------------------                      ----------------------
(Authorized Signature)                          (Employee's Signature)


Name:  Raymond J. Rugloski
       -------------------

Title: CEO
       -------------------

Date:  October 28, 1992
       -------------------

                        AMENDMENT TO EMPLOYEE AGREEMENT
                        -------------------------------

PARTIES:

The undersigned:

Pharmaceutical Research Associates, Inc. (PRA) established at 1290 Seminole
----------------------------------------------                -------------
Trail, Charlottesville, Virginia 22901-1736 U.S.A. herein called "employer"
-------------------------------------------------

and

Joachim Vollmar living at Brucknerstasse 4, D-6940 Weinheim, Germany hereafter
---------------           ------------------------------------------
called "employee"

declare to have agreed to the following amendment to employee's contract of employment:

     Paragraph 4.2 and 4.3 are hereby amended such that the summer allowance and Christmas allowance or parts of it may be paid in any form or with any name especially as "Zinszuschuss".

Thus agreed and executed in duplicate and signed at Mannheim on 17 November
                                                    --------    -----------
1992.




PHARMACEUTICAL RESEARCH                         JOACHIM VOLLMAR
ASSOCIATES, INC.


/s/ Raymond J. Rugloski                         /s/ Joachim Vollmar
-----------------------                         ----------------------
(Authorized Signature)                          (Employee's Signature)

                                                Date: 17-11-92
                                                     -----------------
Name:  Raymond J. Rugloski
       -------------------


Title: CEO
       -------------------

Date:  17 November '92
       -------------------

                      Amendment 3 to Employment Agreement


Parties:

The undersigned:

Pharmaceutical Research Associates, Inc. ("PRA") established at 2400 Old Ivy
------------------------------------------------               -------------
Road, Charlottesville, Virginia, 22903-4826 U.S.A. herein called "Employer"
--------------------------------------------------

and

Joachim Vollmar living at Brucknerstrasse 4, D-69469 Weinheim, Germany hereafter
---------------           --------------------------------------------
called "Employee"

declare to have agreed to the following amendment to Employee's contract of employment:



Paragraph 1.2 is hereby amended such that the name "Earle Martin" is substituted for the name "Raymond Rugloski".

Paragraph 1.4.6 is hereby modified such that the second sentence is deleted and replaced with the following sentence: "Employee is expected to be active and take a leading role in marketing the services of PRA worldwide."

Paragraph 1.4.8 is hereby deleted in its entirety and replaced with the following:

"1.4.8 Adherence to the corporate philosophy and commitments as stated in PRA's corporate mission, vision, and strategy plan as approved by its Board of Directors from time to time."

Paragraph 1.4.9 is hereby deleted in its entirety and replaced with the following:

"1.4.9  Capital spending on facilities, computers, office equipment, etc."

Paragraph 1.5 is hereby deleted.

Paragraph 1.7 is hereby added as follows:

"1.7    Employee shall use reasonable efforts to impart his skill and knowledge to such individuals as are designated by Employer and to use his reasonable efforts to record and document his knowledge relating to business of Employer and its affiliates."

Paragraph 2.1 is hereby amended to read as follows:

"2.1    This contract of employment will be in effect until November 1, 1998 and will automatically renew for one year periods thereafter unless either party notifies the other in writing at least six (6) months prior to expiration of the original term or any subsequent one year extensions."

Paragraph 2.2 is hereby deleted.

Paragraph 2.3 is hereby deleted.

Paragraph 3.1 is hereby deleted in its entirety and replaced with the following:

"3.1    After the initial period of employment through November 1, 1998, this agreement can be terminated by either party upon six (6) months prior written notice.

Paragraph 3.2 is hereby deleted in its entirety an replaced with the following:

"3.2    This employment agreement will terminate without notice upon any of the following events: (i) the first day of the month following the month in which the Employee reaches the age of 65 years, (ii) death of the Employee, or (iii) Employee shall be prevented from performing his duties for a continuous period of one hundred and eighty (180) days by reason of disability which renders Employee physically or mentally incapable (excluding infrequent and temporary absences due to illness) of performing substantially all of his duties under this agreement provided, that if after a period of disability commences (but
               --------
prior to termination of the Employee's employment), the Employee returns to work for a period of at least twenty (20) consecutive work days, the period of disability shall be deemed to terminate and not be counted towards any period of subsequent disability. For purposes of this Agreement, Employer, upon the advice of a qualified and impartial physician, shall determine whether Employee has become physically or mentally incapable of performing all of his duties under this agreement. Termination by Employer under this paragraph 3.2 or upon expiration of this agreement without extension as described in paragraph 2.1 above will result in:

3.2.1 Severance payment to Employee of six (6) months salary, plus an additional six (6) months salary less the fair market value of any options described in paragraph
4.7.1 which have vested, less any amounts paid under disability insurance described in paragraph 6.0, plus any salary accrued but not paid through the termination date,

3.2.2 Termination of all of the unvested options described in paragraph 4.7.1, and

3.2.3 Employer's option to purchase vested or exercised options described in paragraph 4.7.1 from Employee or Employee's estate at fair market value within 90 days of termination.



Paragraph 3.3 is hereby added as follows:

"3.3    Employer may terminate Employee's employment at any time due to a material breach of the terms of the agreement by Employee or for Good Cause, by giving thirty (30) days notice. "Good Cause" shall include, without limitation,
(i) a material breach of this agreement by Employee (where Employee fails to cure such breach within five (5) days after being notified in writing by Employer of such breach), (ii) the Employee's failure to perform his assigned duties without an excuse that is reasonably acceptable to Employer, (iii) the Employee engages in an act (or causes an act) that has a material adverse impact on the reputation, business, business relationships or financial condition of Employer, (iv) the conviction of Employee of a felony or any crime involving moral turpitude, fraud or misrepresentation, (v) misappropriation or embezzlement by Employee of funds or assets of Employer and (vi) Employee's willful refusal to perform specific directives of the Board of Directors of Employer which are consistent with the scope, ethics and nature of Employee's duties and responsibilities hereunder. Termination by Employer under any clauses under this paragraph 3.3 will result in:

3.3.1 No severance payment to Employee beyond that which has accrued through the termination date,

3.3.2   Termination of all unvested options described in paragraph 4.7.1, and

3.3.3 The termination of all vested options described in paragraph 4.7.1 which are not exercised in cash within 90 days of termination and Employer's option to purchase vested or exercised options from Employee at fair market value within 90 days of termination.

Paragraph 3.4 is hereby added as follows:

3.4 Employee may terminate this agreement upon thirty (30) days' written notice to

Employer after a material breach hereof by Employer (where Employer fails to cure such breach within five (5) days after being notified in writing by Employee of such breach). Upon termination by Employee following a material breach by Employer that is uncured by Employer, Employee shall have no further duties or obligations under this employment agreement. Termination by Employee under this section will result in:

3.4.1 a continuation of full salary through November 1, 1998 or for a period of twelve (12) months, whichever is longer,

3.4.2 Immediate vesting of all of the Employee's unvested options described in paragraph 4.7.1 below, and

3.4.3 Employer's option to purchase vested options and common stock awarded under paragraph 4.7.1 of this agreement from Employee at fair market value within ninety (90) days of termination.



Paragraph 4.1 is hereby deleted in its entirety and replaced with the following:

"4.1    The gross annual salary is currently DM 262.500 payable in twelve equal monthly amounts no later than the last day of each calendar month. Employee shall be eligible for annual salary and bonus increases based on performance and/or cost-of-living factors which will be reviewed by the Compensation Committee of the Board of Directors of Employer."

Paragraph 4.1.1 is hereby added as follows:

"4.1.1 Employee shall participate in the bonus plan currently existing for 1996 as outlined in Attachment A."

Paragraph 4.7 is hereby amended so as to delete the second sentence.

Paragraph 4.7.1 is hereby added as follows:

"4.7.1 Employee will participate in a new incentive based stock option plan to be created by the Board of Directors of PRA International, Inc. ("International") as soon as practical upon closing of the Carlyle investment. The option exercise price will be US$11.683 and the number of option shares will be determined by the Compensation Committee of the Board of Directors of Employer. One-quarter of the options will vest over a four year period with one-quarter of these vesting on each anniversary. One-half of the options will vest automatically upon any extraordinary event in which Carlyle receives an internal rate of return (IRR) greater than twenty-five percent (25%) to the extent that those options do not take Carlyle under the 25% IRR, and one-quarter of the options will vest automatically upon any extraordinary event in which Carlyle receives an IRR greater than thirty-three percent (33%).

Paragraph 4.7.2 is hereby added as follows:

"4.7.2 The options referred to in paragraph 4.7 and 4.7.1 above and any shares of common stock of International issued in connection with any exercise thereof shall be subject to a Stockholder Agreement with International, Carlyle and certain other stockholders as defined therin.

Paragraph 4.8 is hereby deleted.

Paragraph 10.0 is hereby amended to cause the heading to read, "Documents and
                                                                -------------
Developments".
------------



Paragraph 10.2 is hereby added as follows:

"10.2   Employee will assign to Employer or an affiliate his entire right, title and interest in all know-how, discoveries, improvements, customer lists, trade secrets and ideas, writings and copyrightable material, which may be conceived by Employee or developed or acquired by him during the term of his employment, which may pertain directly to Employer's or its affiliates' business."

Paragraph 11.4 is hereby added as follows:

"11.4   Employee will not serve on the boards of directors of other material business, civic or community corporations or entities during the term of his employment (excluding those boards presently served on) without written consent of Employer."

Paragraph 13.1 is hereby deleted in its entirety and replaced with the following:

"13.1   Employee shall not during the period of this Agreement and for a period of two (2) years after the expiration of this employment agreement:

13.1.1 Be engaged or involved in any manner, either directly or indirectly, and for his own account or for account of third parties, in any company which carries on activities in a field similar to or otherwise competing with that of Employer during the period of this Agreement and at the time his employment terminates, or act as an intermediary thereby in whatever form, either directly or indirectly.

13.1.2  Disparage the company, any of its subsidiaries or affiliates.

13.1.3  Engage in unfair competition with the Employer.

13.1.4 Other than on behalf of Employer, directly solicit the trade of, or trade with, any person who is a client, customer, or supplier of Employer or offer any services that compete with or are substantially similar to those offered by PRA at the time the act in question occurs (if such act occurs during the term of this Agreement) or at the time the Employee's employment is terminated hereunder without written consent of the Board of Directors of PRA.

13.1.5 Solicit or hire for employment any person who was employed by PRA within one (1) year prior to the time of the act of solicitation."

Paragraph 17 is hereby added as follows:

"17.0   Arbitration
        -----------

All disputes between Employer and Employee hereunder, or otherwise arising out of the employment or termination of employment of Employee, shall be settled by arbitration before a three-member panel pursuant to the rules of the American Arbitration Association."

Amendment 1 - October 1, 1992, Section 1, is hereby amended to read, "Employee will obtain written approval of the Board of Directors of Employer or its assignee for managerial resolutions with respect to any one or more of the following matters:".


The Employment Agreement, except as modified hereby, is ratified and confirmed in all respects.

Thus agreed and executed in duplicate and signed at Washington, D.C. on October 11, 1996.



Pharmaceutical Research                 Joachim Vollmar
Associates, Inc.


 /s/ Earle Martin                        /s/ Joachim Vollmar
----------------------------            ----------------------------
   (Authorized Signature)                  (Employee's Signature)

Name  Earle Martin                      Date Oct. 11, 1996
      ------------------------              ---------------------

Title
      ------------------------

Date
      ------------------------

MEMO

To:         Gerard Luyben

From:       Earle Martin     /s/ Earle Martin

Subject:    1997 Salary for Joachim Vollmar

Date:       February 14, 1997

CC:         Pat Donnelly, Joachim Vollmar

Gerard,

I have completed a review of the compensation changes made to Joachim's base salary since the beginning of his employment with PRA and determined that the correct amount for 1997 is as follows:

            Monthly compensation            DM   21.000
            x 12 months                         252.000

            Two additional months                42.000
            Total annual salary             DM  294.000

This corrects my previous memo to you stating that the 14 month amount was set at DM 262.500.

Please implement effective January 1, 1997.

Thanks.

                      AMENDMENT 5 TO EMPLOYMENT AGREEMENT

PARTIES:

Pharmaceutical Research Associates, Inc. established at 8300 Boone Boulevard,
---------------------------------------                 ---------------------
Suite 310, Vienna, Virginia 22182 U.S.A., herein called "Employer"
----------------------------------------

and

Joachim Vollmar living at Brucknerstrasse 4, D-694 Weinheim, Germany hereafter
---------------           ------------------------------------------
called "Employee"

declare to have agreed to the following amendment to the Employment Agreement dated April 14, 1992, as amended, between Employer and Employee (as so amended and in effect on the date hereof, the "Employment Agreement").

SECTION 3.2.3 of the Employment Agreement is hereby amended in its entirety to read as follows:

     "3.2.3 Employee's option to require Employer to purchase vested or exercised options described in paragraph 4.7.1 from Employee at fair market value within 90 days of termination in accordance with the terms of Section 3 (c)(ii) of the Option Agreement dated as of October 26, 1996, as amended, between PRA International, Inc. and Employee."

Except as amended hereby, the Employment Agreement is ratified and confirmed in all respects.

Thus agreed and executed in duplicate and signed at Vienna, VA on March 14,
                                                    ----------          --
1997.

PHARMACEUTICAL RESEARCH                         JOACHIM VOLLMAR
ASSOCIATES, INC.

/s/ Earle Martin                                /s/ Joachim Vollmar
----------------------                          ----------------------
(Authorized Signature)                          (Employee's Signature)

Name:  Earle Martin                             Date:  March 14, 1997
       -----------------                               ---------------
Title: President and CEO
       -----------------
Date:  March 14, 1997
       -----------------

                              AMENDMENT NO. 6 TO

                   EMPLOYMENT AND NON-COMPETITION AGREEMENT

     This AMENDMENT NO. 6 TO EMPLOYMENT AGREEMENT (the "Amendment") is made as of the 14th day of November 1997 by and between Pharmaceutical Research Associates, Inc., a Virginia corporation (hereinafter called "Employer"), and Joachim Vollmar (hereinafter called "Employee").

     WHEREAS, Employer and Employee are parties to that certain Employment Agreement dated April 14, 1992, as amended, (as amended, the "Employment Agreement"; capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Employment Agreement); and

     WHEREAS, the parties hereto have agreed to amend the Employment Agreement on the terms and conditions contained herein so that the terms of such Employment Agreement conform to the terms and conditions of that certain Amended and Restated Option Agreement (the "Option Agreement") by and between Employee and Employer's parent, PRA International, Inc., a Delaware corporation ("International"), which Option Agreement is being executed concurrently herewith.

     NOW THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Amendments to Employment Agreement.  From and after the Effective Date
          ----------------------------------
(as defined in Section 2 hereof), the Employment Agreement is hereby amended by deleting Sections 3.2.3 and 3.4.3 in their entirety.

     2.   Effectiveness of Amendment.  This Amendment shall become effective as
          --------------------------
of the consummation on or before January 31, 1998 of an initial public offering of common stock of International approved by the Public Offering Committee of the International Board (the "Effective Date") upon the execution and delivery of this Amendment by each of the parties hereto. In the event such an initial public offering is not consummated on or before January 31, 1998, this Amendment shall be null and void. At all times on and after the Effective Date, each reference in the Employment Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, shall mean and be a reference to the Employment Agreement as amended by this Amendment. Except as, and to the extent, specifically amended by this Amendment, the Employment Agreement shall remain in full force and effect and is hereby ratified and confirmed.

     3.   Execution in Counterparts.  This Amendment may be executed in any
          -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     4.   Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
          -------------
ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF VIRGINIA (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

     5.   Headings.  Section headings in this Amendment are included herein for
          --------
convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment No. 6 to Employment Agreement as a sealed instrument as of the date first set forth above.

                                 PHARMACEUTICAL RESEARCH
                                 ASSOCIATES, INC.


                                 By: /s/ Earle Martin
                                    ---------------------------
                                    Name: Earle Martin
                                    Title: President


                                 /s/ Joachim Vollmar
                                 ------------------------------
                                 JOACHIM VOLLMAR